UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2006

TRANSMONTAIGNE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

1670 Broadway, Suite 3100, Denver, CO  80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 25, 2006, we issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. press release, dated July 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.

Date: July 27, 2006	By:	/s/ Erik B. Carlson
Erik B. Carlson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	TransMontaigne Inc. press release, dated July 25, 2006.